SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2004

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)
            (858) 550-7500 (Registrant's telephone number, including
                                   area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

Item 5.  Other Events

     On March 16, 2004, Paul V. Maier, our Senior Vice President and Chief Financial Officer, entered into a stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, Mr. Maier authorized the sale of up to 24,938 shares that were acquired on August 21, 2002 when he exercised an option granted by the Company.

     Mr. Maier has informed the Company that any sales pursuant to this plan will comply with Rule 144. Mr. Maier has represented to the Company that he had no knowledge of any material nonpublic information regarding the Company when he adopted the plan.

     Any  actual  sales  under the plan will be  publicly  disclosed  under Rule
16a-3.




Item 7.  Exhibits

EXHIBIT  NUMBER            DESCRIPTION
99.1                       Trading Plan for Paul V. Maier dated March 16, 2004




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                                     LIGAND PHARMACEUTICALS INCORPORATED


Date :  March 18, 2004               By:      /S/WARNER BROADDUS
                                     Name:    Warner Broaddus
                                     Title:   Vice President,
                                              General Counsel & Secretary